Exhibit 17

SCAN TO VIEW MATERIALS & VOTE CARLYLE CREDIT SOLUTIONS, INC ONE VANDERBILT AVENUE, SUITE 3400 NEW YORK, NY 10017 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CARSSM2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T04095-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CARYLE CREDIT SOLUTIONS, INC. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 1. To consider and approve the Agreement and Plan of Reorganization, dated as of September 8, 2026 (the “Plan”), among Carlyle Credit Solutions, Inc. (the “Company”), New Carlyle Credit Solutions, a Delaware statutory trust (the “Successor Fund”), and, for the limited purposes set forth therein, Carlyle Global Credit Investment Management L.L.C., a Delaware limited liability company and investment adviser to the Company. YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Signature [PLEASE SIGN WITHIN BOX] Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for a Special Meeting of Stockholders to be held on October 27, 2026: The Proxy Statement is available at www.proxyvote.com. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! T04096-TBD Carlyle Credit Solutions, Inc. PROXY IN CONNECTION WITH A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON October 27, 2026 The undersigned stockholder of Carlyle Credit Solutions, Inc. (the “Company”) acknowledges receipt of the Notice of a Special Meeting of Stockholders of the Company and the Proxy Statement and hereby appoints Joshua Lefkowitz and Nelson Joseph, and each of them with full power of subsitution, to act as attorneys and proxies for the undersigned to vote all of the shares of the Company which the undersigned is entitled to vote at a Special Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/CARSSM2026 on October 27, 2026, at 10:00 a.m., local time, and at any postponements or adjournments thereof, as indicated on this proxy. The named proxies are also authorized to vote in their discretion on such other matters as may properly come before the Special Meeting of Stockholders or at any postponement(s) and adjournment(s) thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE STOCKHOLDERS. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. PLEASE REFER TO THE COMPANY’S PROXY STATEMENT FOR A DISCUSSION OF EACH PROPOSAL. Continued and to be signed on reverse side